                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        January 22, 1997
                                                   ---------------------------


                     Commodore Environmental Services, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                        0-10054                 87-0275043
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(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


150 East 58th Street, Suite 3400
New York, New York                                                  10155
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800
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          (Former Name or Former Address, if Changed Since Last Report)

                          CURRENT REPORT ON FORM 8-K/A
                                (Amendment No. 1)

                     COMMODORE ENVIRONMENTAL SERVICES, INC.

                                January 22, 1997


         This Amendment No. 1 amends Item 7 of the Current Report on Form 8-K, dated January 22, 1997 (the "Current Report"), of Commodore Environmental Services, Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission on January 27, 1997, relating to the Company's disposition of Commodore Separation Technologies, Inc. and Commodore CFC Technologies, Inc., to include the information set forth below.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.
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         (a)      Financial Statements of Business Acquired.
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                  Commodore Separation Technologies, Inc.

                  Not applicable.

                  Commodore CFC Technologies, Inc.

                  Not applicable.

         (b)      Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits.

         Exhibit No.                         Description
         -----------                         -----------
            *1 Stock Purchase Agreement, dated as of December 2, 1996, between Environmental and Applied.
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*  Previously filed with the Current Report.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         COMMODORE ENVIRONMENTAL SERVICES, INC.



Date:  March 21, 1997.                   By:  /s/ Andrew P. Oddi
                                            ------------------------------------
                                                  Andrew P. Oddi
                                                  Chief Financial Officer



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